SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 5, 2022

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 5, 2022, EnPro Holdings, Inc. (“EnPro Holdings”), a direct subsidiary of EnPro Industries, Inc. (the “Company”), and EnPro Luxembourg Holding Company S.a.r.l., EnPro German Holding GmbH, Coltec Industries Pacific PTE. LTD. and Garlock GmbH, each an indirect subsidiary of the Company (collectively with EnPro Holdings, the “Sellers”), and The Timken Company (the “Parent Buyer”) and its affiliates, Groeneveld-Beka GmbH, Groeneveld-Beka France S.a.r.l and Timken Europe B.V. (collectively with the Parent Buyer, the “Buyers”) entered into an Equity Purchase Agreement dated as of September 5, 2022 (the “Purchase Agreement”) providing for the purchase (the “Transaction”) by the Buyers from the Sellers of specified equity interests held by the Sellers with respect to the business (the “GGB Business”) of designing, manufacturing and selling self-lubricating, non-rolling, metal-polymer, engineered plastic, and fiber-reinforced composite bearing products used in a wide variety of markets, such as the automotive, aerospace, pump and compressor, construction, power generation and general industrial markets.  In connection with the entry into the Purchase Agreement between the Sellers and the Buyers, on September 5, 2022, EnPro Holdings and EnPro Luxembourg Holding Company S.a.r.l. (“GGB France Parent”), an indirect subsidiary of the Company and the direct parent of GGB France EURL, which operates the portion of the GGB Business conducted in France (“GGB France”), entered into a Put Option Agreement dated as of September 5, 2022 (the “Put Option Agreement”) with the Parent Buyer and its affiliate in France, Groeneveld-Beka France S.a.r.l. (the “French Buyer”).  Under the Put Option Agreement, the Parent Buyer and the French Buyer have irrevocably provided EnPro Holdings and GGB France Parent with the right to require the Parent Buyer and the French Buyer to purchase all of the shares of GGB France on terms set forth therein and in the Purchase Agreement (the “Put Option”), which Put Option may be exercised only following completion of the required employee consultation processes with the employees of GGB France, including with the relevant works councils in France, with respect to such a sale of GGB France.  The Purchase Agreement provides for an aggregate purchase price for the GGB Business, including GGB France, of $305 million.  The purchase price is subject to potential adjustment based on the amount, on the date the Transaction is consummated, of cash, debt and working capital of the entities to be sold in the Transaction, as well as for the amount of specified selling expenses.

The completion of the Transaction is subject to certain customary closing conditions, including, but not limited to, the absence of any applicable law or order of a court prohibiting the consummation of the Transaction and certain regulatory actions, including the expiration or termination of waiting periods administered by, or other required approvals of, specified governmental competition authorities.  In addition, the Buyers’ obligation to consummate the Transaction is further conditioned upon the entry by GGB France Parent, upon the exercise of the Put Option, into an adherence agreement agreeing to the sale of all of the shares of GGB France to the French Buyer on the terms and conditions set forth in the Purchase Agreement following satisfactory completion of the works councils process in France.  The Purchase Agreement does not include a financing condition to the completion of the Transaction.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.  The representations and warranties in the Purchase Agreement are the product of negotiations among the parties to the Purchase Agreement and are made to, and solely for the benefit of, the party to whom such representations and warranties are made, in each case as of specified dates.  Such representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, and may not be relied upon by any other person.  The Purchase Agreement provides that each of the parties is required to use its reasonable best efforts to consummate the Transaction, including by making filings with specified governmental authorities.

The Purchase Agreement contains customary termination provisions in favor of both the Sellers and the Buyers, including a right to terminate the Purchase Agreement if the Transaction has not been consummated on or prior to March 5, 2023 (or such later date, if any, as the Buyer and EnPro Holdings agree upon in writing) (the “Termination Date”).  The Purchase Agreement provides that the representations and warranties contained in the Purchase Agreement shall expire upon the consummation of the Transaction and, except in the case of fraud, no claim may be brought with respect to such representations and warranties following the consummation of the Transaction.  The Purchase Agreement provides that the Sellers and the Buyers each have certain obligations to indemnify the other for breaches of covenants in the Purchase Agreement and the Sellers are obligated to indemnify the Buyers for certain specified items, subject to certain limitations set forth in the Purchase Agreement.

The Purchase Agreement provides that simultaneous with the closing of the Transaction, the parties will enter into certain ancillary documents and agreements, including, among others, a transition services agreement and a lease agreement with respect to a specified location.

The Put Option Agreement requires EnPro Holdings and GGB France Parent to use their reasonable endeavors to procure that the employee consultation processes in France are carried out in accordance with best practices and are completed in accordance with applicable laws.  The Put Option Agreement provides that immediately upon the delivery of notice of exercise of the Put Option by EnPro Holdings to the Parent Buyer and the French Buyer, GGB France Parent is required to enter into an adherence agreement agreeing to the sale of all of the shares of GGB France to the French Buyer on the terms and conditions set forth in the Purchase Agreement.  The Put Option Agreement provides that the right of EnPro Holdings to exercise the Put Option expires if EnPro Holdings does not deliver to the French Buyer notice of exercise of the Put Option by 11:59pm (Eastern time) on the date falling 30 days after the date on which the last of the applicable employee consultation processes (as provided therein) will have been completed, or will be deemed to have been completed as provided therein, or such later date as may be agreed by the Parent Buyer, the French Buyer, EnPro Holdings and GGB France Parent, which date may be no later than the Termination Date.

The foregoing descriptions of the Purchase Agreement and the Put Option Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of, respectively, the Purchase Agreement and the Put Option Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2022, the Board of Directors of the Company adopted a resolution expanding the size of the Board of Directors from ten to eleven and elected William Abbey as a director of the Company.  Mr. Abbey has been appointed to serve on the following committees of the Board of Directors: the Audit and Risk Management Committee, the Compensation and Human Resources Committee and the Nominating and Corporate Governance Committee.  Mr. Abbey will receive a pro-rata portion of the $90,000 annual cash retainer and $110,000 common stock award paid to the Company’s non-employee directors based on his period of service during the fiscal year ending December 31, 2022.

Item 7.01	Regulation FD Disclosure.

On September 6, 2022, the Company issued a press release announcing the execution of the Purchase Agreement and the Put Option Agreement.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.  Presentation slides prepared by the Company with respect to the Transaction to be posted on the Company’s website are furnished as Exhibit 99.2 hereto and are incorporated herein by reference. A press release issued by the Company on September 6, 2022 announcing the election of Mr. Abbey as a director is furnished as Exhibit 99.3 hereto and incorporated by reference herein.

The information furnished in Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

Exhibit 10.1
Equity Purchase Agreement dated as of September 5, 2022 between EnPro Holdings, Inc., EnPro Luxembourg Holding Company S.A.R.L., EnPro German Holding GmbH, Coltec Industries Pacific PTE. LTD. and Garlock GmbH and The Timken Company, Groeneveld-Beka GmbH, Groeneveld-Beka France S.a.r.l and Timken Europe B.V. *

Exhibit 10.2	Put Option Agreement dated as of September 5, 2022 between EnPro Holdings, Inc., EnPro Luxembourg Holding Company S.a.r.l., The Timken Company and Groeneveld-Beka France S.a.r.l.*

Exhibit 99.1	Press release dated September 6, 2022

Exhibit 99.2	Presentation slides

Exhibit 99.3	Press release dated September 6, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain schedules and exhibits referred to therein have been omitted pursuant to Item 601(a)(5) of Regulation S-K, copies of which will be provided to the Securities and Exchange Commission upon request.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and exhibits filed and furnished with this Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby.  The words “expect,” “will,” “intend,” “anticipate,” “plan,” “target,” “project,” “believe” and similar expressions identify forward-looking statements.  Forward-looking statements include, without limitation, statements about whether or when the Transaction will be consummated and the anticipated timing or benefits thereof; the application of the anticipated net proceeds thereof; the Company’s expected financial position, results of operations, business strategy, operating plans, capital and other expenditures, acquisitions and divestitures, and other plans and objectives following the completion of the Transaction.  These statements are only predictions.  The Company cautions that these statements are based on current estimates of future events and are highly dependent upon a variety of factors, which could cause actual results to differ from these estimates.  The Company cautions the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by our forward-looking statements.  The potential risks and uncertainties include, among others, the possibility that the Company and the Buyers may be unable to obtain regulatory approval or that other conditions to closing the Transaction or the exercise of the Put Option may not be satisfied such that the Transaction will not close or that the closing may be delayed; general economic conditions; the possibility of unexpected costs, liabilities or delays in connection with the Transaction; risks that the Transaction disrupts current plans and operations of the Company; the ability to recognize the benefits of the Transaction; the amount of the costs, fees, expenses and charges related to the Transaction; the outcome of any legal proceedings that may be related to the Transaction; and the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement or the Put Option Agreement.  In addition, all forward-looking statements should be read in conjunction with the Company’s documents filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the period ended June 30, 2022.  These filings identify important risk factors and other uncertainties that could cause actual results to differ from those contained in the forward-looking statements. All the forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by reference to the factors discussed under the heading “Risk Factors” in such Form 10-K and in any other documents filed by the Company with the Securities and Exchange Commission that describe risks and factors that could cause results to differ materially from those projected in these forward-looking statements.  These risk factors may not be exhaustive.  Further, the Company operates in a continually changing business environment and cannot predict new risk factors that may arise as a result of these changes.  Statements in this Current Report on Form 8-K speak only as of the date hereof.  The Company disclaims any obligation to publicly update or revise any forward-looking statements as a result of new information, future events or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2022

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President, General Counsel and Secretary